Exhibit 99.1


                            STOCK PURCHASE AGREEMENT

                              --------------------


     STOCK PURCHASE AGREEMENT, dated as of April 29, 2004 (this "Agreement"), by and among GVC Venture Corp., a Delaware corporation (the "Company"), Bernard Zimmerman & Company, Inc. a Connecticut corporation ("Zimmerman Company"), Berman Industries, Inc., a Florida corporation ("Berman Industries"), and Gordon Banks ("Banks" and collectively with Zimmerman Company and Berman Industries, the "Investors").

     WHEREAS, the Company is proposing to sell shares of its common stock in order to provide capital for a period of time in order to enable the Company to pay certain of its liabilities and continue to file periodic reports with the Securities and Exchange Commission (the "SEC") while the Company seeks a suitable business combination; and

     WHEREAS, the Investors are willing to purchase shares of the Company's common stock, on the terms and conditions herein set forth, to provide such funds to the Company.

     NOW, THEREFORE, in consideration of the premises and the mutual representations, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investors hereby agree as follows:

     1. Sale and Purchase of Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing (as defined in Section 3), the Company agrees to sell to the Investors the number of shares (the "Shares") of the common stock, $.01 par value per share (after giving effect to the reduction in the par value of such common stock as contemplated in Section 6 below), of the Company (the "Common Stock") set forth below the respective Investor's name on the signature page of this Agreement at a price of $.01 per share. The Shares being purchased by Zimmerman Company and Banks shall be paid for by checks, subject to collection, in the amounts of $63,000 and $13,000, respectively, and the Shares being purchased by the Berman Industries shall be paid for by the release of the Company's $13,000 obligation to it for an advance made by Martin
L. Berman to the Company in November 2003 and assigned by Mr. Berman to Berman Industries (the "Advance") and any accrued interest on the Advance. Concurrently with delivering an executed original of this Agreement to the Company, the Investors and certain other persons are also executing a Stockholders Agreement (the "Stockholders Agreement") and Zimmerman Company is granting to Berman Industries an option to purchase 1,300,000 of the 6,300,000 shares being purchased by Zimmerman Company hereunder (the "Option"). The obligations hereunder of each Investor are several and not joint and several.

     2. Agreement to Grant Option. Subject to and conditioned upon the closing of the sale and purchase contemplated hereunder, Zimmerman Company is contemporaneously herewith granting to Berman Industries an irrevocable option to purchase 1,300,000 shares of the 6,300,000 shares being purchased by Zimmerman Company hereunder, exercisable at an exercise price of $.01 per share, pursuant to an Option Agreement being entered into contemporaneously herewith between Zimmerman Company and Berman Industries, a copy of which is attached to this Agreement as Exhibit A (the "Option").

     3. Closing. The sale and purchase of the Shares shall take place at a closing (the "Closing") to be held promptly following the filing of a Certificate of Amendment (the "Amendment") to the Company's Restated Certificate of Incorporation, as amended (without giving effect to the Amendment, the "Existing Certificate of Incorporation"), to reduce the par value of the Company's Common Stock to $.01, at the offices of Jenkens & Gilchrist Parker Chapin LLP, 405 Lexington Avenue, New York, New York 10174, on such date (the "Closing Date") and at such time as the Company shall specify by notice to each Investor promptly following the filing of the Amendment and at least two business days prior to the Closing or at such other date, place and time as the Company and the Investors may agree.

          At the Closing, the Company will deliver to each Investor the Shares to be purchased by the Investor against payment of the purchase price therefor by check subject to collection.

     4. Representations and Warranties of the Company. The Company represents and warrants to each Investor as follows:

          (a) Organization, Good Standing, Etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is not required to be qualified to do business in any other jurisdiction. The Company does not own or control, directly or indirectly, any other corporation, association or business organization, except for the subsidiaries set forth on Exhibit B, each of which subsidiaries is inactive and has little, if any, assets or liabilities.

          (b) Capital Stock. The authorized capitalization of the Company consists of 50,000,000 shares of Common Stock, par value $.10 per share, of which there are 5,294,516 shares issued and outstanding, all of which are or will be (after giving effect to the capitalization of certain obligations of the Company to Russell Banks and Palisade Investors LLC ("Palisade") and certain payments by them) validly issued, fully paid and non-assessable, with no personal liability attached to the ownership thereof, and 1,000,000 shares of Preferred Stock, no par value, none of which are issued or outstanding. There are no outstanding securities convertible into or exchangeable for capital stock of the Company or any subsidiary of the Company or rights, options, warrants to purchase capital stock of the Company or any subsidiary of the Company, except options to purchase an aggregate of 35,000 shares of Common Stock granted to Marc J. Hanover under the Company's 1987 Executive Incentive Plan. No further options may be granted under such plan. The Company has obtained an agreement of Mr. Hanover to terminate such option contemporaneously with the Closing. The Company is not a party to, and is not aware of (whether or not it is a party thereto) any stockholders agreement, voting agreement, voting trust or other agreement or understanding with respect to the voting or disposition of any shares of capital stock of the Company, except that Palisade has the right to nominate two directors and Russell Banks has agreed to vote in favor of the election of such nominees (the "Existing Voting Arrangement"), which the parties thereto have agreed to terminate contemporaneously with the Closing, and the Stockholders Agreement entered among the Investors contemporaneously with the execution of this Agreement.

          (c) The Status of the Shares. The Shares will, when issued in accordance with this Agreement, be validly issued, fully paid and non-assessable, with no personal liability attached to the ownership thereof.

          (d) Authority Relative to this Agreement. The execution, delivery and performance of this Agreement and the issuance and sale of the Shares pursuant hereto has been authorized by all necessary corporate action on the part of the Company. The Company's entire Board of Directors have unanimously adopted a resolution proposing, declaring advisable and recommending that the Company's stockholders authorize the Amendment. Neither the execution nor delivery of this Agreement nor the consummation of the transaction contemplated hereby will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract or agreement to which the Company is a party or is subject, nor, subject to obtaining stockholder authorization of the Amendment, the Restated Certificate of Incorporation or the By-laws of the Company. True and correct copies of the Existing Certificate of Incorporation and By-laws of the Company, each as amended to date and certified by the President and the Secretary of the Company, have been delivered to the Investors herewith. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization or stock exchange or market is required to be obtained by the Company for the issuance and sale of the Shares to the Investors as contemplated by this Agreement.

          (e) Financial Statements, Indebtedness, Etc. The audited consolidated financial statements of the Company as contained in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003 (the "10-KSB Report") and the unaudited consolidated financial statements of the Company to be contained in the Company's Quarterly Report on Form 10-QSB for the nine months ended March 31, 2004 (the "10-QSB Reports") have been or, in the case of the 10-QSB, will be prepared in accordance with generally accepted accounting principles and are or, in the case of the 10-QSB, will be correct, complete and fairly present the financial position of the Company as of the dates of the balance sheets contained therein and the results of operations and cash flows of the Company for the periods presented therein. Such financial statements make or, in the case of the 10-QSB, will make full and adequate provision for and disclosure of all obligations, liabilities and commitments (fixed and contingent) of the Company and its subsidiaries required to be contained or referred to therein in accordance with generally accepted accounting principles prevailing in the United States ("GAAP") as of the dates thereof.

          (f) The Company has duly and timely filed all tax returns required to be filed by it and has duly and timely paid all taxes and other charges (whether or not shown on any tax return) due or claimed to be due from it by federal, state or local taxing authorities or has set up an adequate reserve for all taxes payable by it. All such tax returns were true and complete in all material respects. There are no tax liens upon any properties or assets of the Company and there are no pending or, to the Company's knowledge, threatened audits or examinations relating to, or claims asserted for, taxes or assessments against the Company and the Company is not aware of any substantial basis for any such claims.

          (g) No Undisclosed Liabilities. Neither the Company nor any subsidiary of the Company has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet (including the notes thereto) of the Company or any subsidiary in conformity with GAAP that is not disclosed in the 10-KSB Report or the 10-QSB Report for the nine months ended March 31, 2004, other than those incurred in the ordinary course of business since March 31, 2004.

          (h) SEC Filings. None of the Company's filings with the Securities and Exchange Commission have contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

     5. Representations and Warranties of the Investors. The Investors, severally represent and warrant to the Company as follows:

          (a) Authority Relative to this Agreement. The execution, delivery and performance of this Agreement by the Investor has been authorized by all necessary action on the part of the Investor. Neither the execution nor delivery of this Agreement nor the consummation of the transaction contemplated hereby will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract or agreement to which the Investor is a party or is subject, nor, in the case of Zimmerman Company, its organizational documents. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization or stock exchange or market is required to be obtained by the Investor for the Investor's consummation of the transactions contemplated by this Agreement.

          (b) Accredited Investor Status. The Investor is an "accredited investor," within the meaning of Rule 501 of Regulations D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), a copy of which definition is annexed hereto as Exhibit C.

          (c) Investor Qualification; Risk. The Investor (i) recognizes that the Investor's investment in the Company involves a high degree of risk; (ii) is able to bear the economic risks of the investment in the Company being made pursuant to this Agreement and is able to hold the Shares for an indefinite period of time; (iii) has a sufficient net worth to sustain a loss of the Investor's entire investment in the Company in the event such a loss should occur; and (iv) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company.

          (d) Independent Investigation. In making the Investor's decision to purchase the Shares, the Investor (i) has relied solely upon documents provided by the Company to such Investor and the Investor's independent investigation, and such due diligence made by the Investor as the Investor considered appropriate, regarding the Company and an investment in the Shares, (ii) is not relying upon any representations or warranties made by or on behalf of the

Company other than those made in Section 4 of this Agreement and (iii) acknowledges that the Investor has had an opportunity to consult with the Investor's own attorney regarding legal matters concerning the Company and an investment in the Shares and to consult with the Investor's tax advisor regarding the tax consequences of an investment in the Shares.

          (e) Investment for Own Account. The Investor, subject, in the case of Zimmerman Company, to the option being granted by it to Berman Industries, (i) is acquiring the Shares for the Investor's own account, and not with a view to any resale or distribution of the Shares, in whole or in part, in violation of the Securities Act or any applicable securities laws and (ii) has not offered or sold any of the Shares and has no present intention or agreement to divide the Shares with others for purposes of selling, offering, distributing or otherwise disposing of any of the Shares.

          (f) No Registration Under the Securities Act. The Investor understands that (i) the offer and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and Regulation D promulgated under the Securities Act; (ii) the Shares have not been, and may never be, registered under the Securities Act; (iii) the Shares cannot be sold, transferred, assigned, pledged or hypothecated unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or, in the opinion of counsel for the Company, an exemption from registration under the Securities Act is available (and then the Shares may be sold, transferred, assigned, pledged or hypothecated only in compliance with such exemption and all applicable state and other securities laws). The following legends will be placed upon the certificates for the Shares:

          "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered for sale, sold or otherwise transferred, pledged or hypothecated, in the absence of an effective registration statement under the Securities Act or a written opinion of counsel for the Company or the holder hereof that such offer, sale, transfer, pledge or hypothecation is exempt from the registration provisions of the Securities Act and such state and other securities laws as may be applicable."

          "The Shares represented by this certificate are subject to the terms and conditions of a Shareholders Agreement dated as of April 29, 2004 by and among certain stockholders of the Company, a copy of which is on file at the principal office of the Company."

          (g) No Government Recommendation or Approval. The Investor understands that no United States federal (including, without limitation, the Securities and Exchange Commission) or any state agency or any similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsement regarding the Company or the purchase of the Shares.

     6. Conditions to the Obligations of the Investors. The Investors' obligation to purchase and pay for the Shares to be delivered to the Investors at the Closing are subject to the satisfaction of the following conditions on or before the Closing Date:

               (i) The Company shall have delivered certificates evidencing the Shares;

               (ii) The Company shall have delivered to the Investors a certificate issued by the Secretary of State of the State of Delaware that the Company is in good standing and has paid all of its franchise taxes and reflecting the filing of the Existing Certificate of Incorporation and the Amendment.

               (iii) A certificate of the Secretary of the Company certifying the resolutions adopted by (x) the Company's Board of Directors approving the transactions contemplated hereby and authorizing, declaring advisable and recommending to the Company's stockholders the Amendment and the other amendments to the Company's Existing Certificate of Incorporation authorized on April 9, 2004 by the Company's Board of Directors for filing with the Secretary of State of the State of Delaware (subject to stockholder authorization), and
(y) the Company's stockholders authorizing the Amendment and such other amendments to the Company's Existing Certificate of Incorporation.

               (iv) The representations and warranties of the Company set forth in Section 4 shall be true in all material respects at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date;

               (v) The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Company on or before the Closing Date;

               (vi) The Company shall have authorized, by all requisite corporate action of its Board of Directors and stockholders the filing of, and there shall have been filed with the Secretary of State of the State of Delaware, the Amendment;

               (vii) Russell Banks and Palisade shall have cancelled and capitalized the Company's obligation to pay all principal ($50,000 to each) with respect to loans made by them to the Company as follows: in the case of Russell Banks, $8,000 on or about March 15, 2002 and $42,000 on or about June 15, 2003 and, in the case of Palisade, $25,000 on each of approximately September 15, 2002 and April 15, 2003, and all accrued interest on such obligations;

               (viii) Jenkens & Gilchrist Parker Chapin LLP shall agree to defer the Company's obligations of all indebtedness owed it for services rendered prior to January 1, 2004 (an aggregate of approximately $61,000) and in connection with the transactions contemplated in this Agreement on a non-interest basis until the earlier of December 31, 2010, the liquidation of the Company or the Company's merger with, or sale of substantially all of its assets to, or another change in control transaction with, another entity that is approved by the Company's Board of Directors (other than the change in control contemplated by this Agreement), following which transaction or series of transactions the stockholders of the Company immediately preceding the effectiveness of the first of such transactions do not own more than 50% of the outstanding voting power of the resulting entity immediately following the effectiveness of the last of such transactions;

               (ix) All outstanding stock options granted by the Company to purchase capital stock of the Company (including, without limitation, the stock options held by Marc J. Hanover) shall have been terminated;

               (x) The Existing Voting Arrangement shall have been terminated;
and

               (xi) No provision of any applicable law or regulation, and no judgment, injunction or decree shall prohibit the consummation of the sale and purchase of the Shares contemplated hereby.

     7. Conditions to Obligations of the Company. The Company's obligation to sell and issue the Shares to be delivered at the Closing are subject to the satisfaction of the following conditions on or before the Closing Date:

               (i) Zimmerman Company and Banks shall have delivered to the Company payment of the purchase price by check subject to collection and in the amounts and in the manner provided for in Section 1 of this Agreement and Berman Industries shall have delivered to the Company an instrument reasonably satisfactory to the Company confirming that it has released, the Company from the Company's obligation to repay the Advance;

               (ii) The representations and warranties of the applicable Investor set forth in Section 5 shall be true in all material respects at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date;

               (iii) The applicable Investor shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Investor on or before the Closing Date;

               (iv) The Company's stockholders shall have authorized the Amendment; and

               (v) No provision of any applicable law or regulation, and no judgment, injunction or decree shall prohibit the consummation of the sale and purchase of the Shares contemplated hereby.

     8.   Miscellaneous

          (a) Notices. All notices, requests, demands and other communications which are required to be or which may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, the scheduled business day of delivery if sent by Express Mail, Federal Express, other overnight delivery service or five business days after mailed if mailed by certified or registered first class mail return receipt requested, in any such case with delivery charges prepaid, to the party to whom the same is so given or made, at the following addresses (or such other address as shall be provided by notice given in accordance with this Section 8(a) by the party whose address is to be changed):

                      If to Banks:

                            Gordon Banks
                            25 Fifth Avenue
                            New York, New York 10003

                            With a copy by e-mail to:
                            gbanks@envirostables.com
                                      and
                            mhanover@envirostables.com

                      If to Berman Industries:

                            Berman Industries, Inc.
                            c/o Palisade Investors LLC
                            1 Bridge Plaza
                            Fort Lee, New Jersey 07024
                            Attention: Steven E. Berman

                      If to Zimmerman Company:

                            Bernard Zimmerman & Company, Inc.
                            c/o Bernard Zimmerman
                            18 High Meadow Road
                            Weston, Connecticut 06883

          (b) Amendments. This Agreement and any term hereof may not be amended, changed, waived, discharged or terminated except by an instrument in writing signed by all of the parties hereto.

          (c) Waivers. The failure of a party to insist upon strict adherence to any term or provision of this Agreement on any occasion shall not be considered a waiver, or deprive the party of the right thereafter to insist upon strict adherence to that term or provision or any other term or provision of this Agreement. Any waiver must be in writing and be duly executed by the party to be charged.

          (d) Assignment. This Agreement may not be assigned by any Investor without the prior written consent of the Company. This Agreement may be assigned by the Company to any person or entity which purchases all or substantially all of the stock or assets of the Company or is the successor to the Company by merger or consolidation.

          (e) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns of the Company and the successors, heirs, estate, personal representatives and permitted assigns of the Investor.

          (f) Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the state of Delaware, without regard to the conflict of laws principles thereof that would defer to the laws of another jurisdiction or the actual domiciles of the parties hereto.

          (g) Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) Headings. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

          (i) Entire Agreement. This Agreement contains the entire understanding of the parties hereto, and supersedes all prior discussions and understandings of the parties hereto, respecting the subject matter hereof.

          (j) Severability. If any provision of this Agreement or the application of any provision to any person or circumstance shall be held invalid, the remainder of this Agreement, or the application of that provision to persons or circumstances other than those which it is held invalid, shall not be affected thereby.

          IN WITNESS WHEREOF, the parties have executed and delivered this Agreement.

                                    GVC VENTURE CORP.

                                    By: /s/ Gordon Banks
                                        ----------------------------------------
                                        Gordon Banks, President

                                    BERNARD ZIMMERMAN & COMPANY, INC.

                                    By: /s/ Bernard Zimmerman
                                       -----------------------------------------
                                       Bernard Zimmerman, President
                                       Number of Shares:  6,300,000

                                    BERMAN INDUSTRIES, INC.


                                    By: /s/ Steven E. Berman
                                       -----------------------------------------
                                       Steven E. Berman, Vice President
                                       Number of Shares:  1,300,000


                                    /s/ Gordon Banks
                                       -----------------------------------------
                                        Gordon Banks
                                        Number of Shares:  1,300,000

                                    EXHIBIT A

                                OPTION AGREEMENT


               OPTION AGREEMENT made as of April 29, 2004, by and between Bernard Zimmerman & Company, Inc., a Connecticut corporation (the "Grantor"), and Berman Industries, Inc., a Florida corporation ("the Optionee").


                              W I T N E S S E T H:


                  In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

     1. Option Grant. The Grantor hereby grants to the Optionee, subject to the terms and conditions set forth in this Option, the absolute and irrevocable right and option (this "Option") to purchase from the Grantor, and to require the Grantor to sell to the Optionee, for $.01 per share (the "Exercise Price") up to and including 1,300,000 shares of Common Stock, which immediately prior to the consummation of the Stock Purchase Agreement (as defined below) shall have a par value of $.01 par value (the "Shares"), of GVC Venture Corp., a Delaware corporation (the "Company"), which shares the Grantor proposes to acquire from the Company pursuant to that certain Stock Purchase Agreement of even date herewith among the Grantor, the Optionee, Gordon Banks and the Company (the "Stock Purchase Agreement"); provided, however, that the grant of this Option is subject to:

               (a) the purchase by the Grantor of the Shares pursuant to the Stock Purchase Agreement; and

               (b) the payment to the Grantor by the Optionee of an aggregate of $100 by check subject to collection within five (5) Business Days (as defined below) after the Optionee is advised, in writing, by the Grantor that the Grantor's purchase of the Shares under the Stock Purchase Agreement has been consummated.

               (c) Notwithstanding the foregoing, this Option shall terminate at the time of termination of the Stock Purchase Agreement (including by virtue of a failure of a condition precedent to be fulfilled and not be waived) if the Optionee shall not acquire the Shares pursuant thereto.

     2. Legend on the Shares. The stock certificates evidencing the Shares held by Zimmerman Company shall, so long as this Option pertains thereto, bear the following legend:

               "The shares represented by this certificate are subject to the terms and conditions of an Option Agreement dated as of April 29, 2004 by and between Bernard Zimmerman & Company, Inc. and Berman Industries, Inc., a copy of which is on file at the principal office of the Company."

                                  Exhibit A-1

     3. Term of Option. The right granted to the Optionee under this Option may be exercised in whole or in part, at any time but on one occasion only, until June 30, 2005 (the "Expiration Date").

     4. Exercise Notice. (a) As a condition to the exercise of the rights granted to the Optionee under this Option, the Optionee shall give the Grantor written notice of the Optionee's election to exercise this Option, which notice shall be given not more than 30 days and not less than 10 days prior to the Closing Date (as defined below), which notice shall be accompanied by a letter confirming that at the time of exercise of this Option:

               (i) The Optionee is an "accredited investor," within the meaning of Rule 501 of Regulations D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), a copy of which definition is annexed hereto as Exhibit A.

               (ii) The Optionee (A) recognizes that the Optionee's investment in the Shares involves a high degree of risk; (B) is able to bear the economic risks of the investment in the Shares and is able to hold the Shares for an indefinite period of time; (C) has a sufficient net worth to sustain a loss of the Optionee's entire investment in the event such a loss should occur; and (D) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment.

               (iii) In making the Optionee's decision to purchase the Shares, the Optionee (A) has relied solely upon documents filed by the Company with the Securities and Exchange Commission, and such due diligence made by the Optionee as the Optionee considered appropriate, regarding the Company and an investment in the Shares, (B) is not relying upon any representations or warranties made by or on behalf of the Grantor and (C) acknowledges that the Optionee has had an opportunity to consult with the Optionee's own attorney regarding legal matters concerning the Company and an investment in the Shares and to consult with the Optionee's tax advisor regarding the tax consequences of an investment in the Shares.

               (iv) The Optionee (A) is acquiring the Shares for the Optionee's own account, and not with a view to any resale or distribution of the Shares, in whole or in part, in violation of the Securities Act or any applicable securities laws and (B) has not offered or sold any of the Shares and has no present intention or agreement to divide the Shares with others for purposes of selling, offering, distributing or otherwise disposing of any of the Shares.

               (v) The Optionee understands that (A) the offer and sale of the Shares upon exercise of this Option is intended to be exempt from registration under the Securities Act, by virtue of Section 4(1) under the Securities Act; (B) the Shares have not been, and may never be, registered under the Securities Act; (C) the Shares cannot be sold, transferred, assigned, pledged or hypothecated unless they


                                  Exhibit A-2
          are first registered under the Securities Act and such state and other securities laws as may be applicable or, in the opinion of counsel for the Company or the holder of the Shares, an exemption from registration under the Securities Act is available (and then the Shares may be sold, transferred, assigned, pledged or hypothecated only in compliance with such exemption and all applicable state and other securities laws). The following legends will be placed upon the certificates for the Shares:

               "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered for sale, sold or otherwise transferred, pledged or hypothecated, in the absence of an effective registration statement under the Securities Act or a written opinion of counsel for the Company or the holder hereof that such offer, sale, transfer, pledge or hypothecation is exempt from the registration provisions of the Securities Act and such state and other securities laws as may be applicable."

               "The Shares represented by this certificate are subject to the terms and conditions of a Shareholders Agreement dated as of April 29, 2004 by and among certain stockholders of the Company, a copy of which is on file at the principal office of the Company."

               (vi) The Optionee understands that no United States federal (including, without limitation, the Securities and Exchange Commission) or any state agency or any similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsement regarding the Company or the purchase of the Shares.

               (vii) The Optionee acknowledges and agrees that the Shares will be subject to the Stockholders Agreement as Shares held by the "Palisades/Berman Stockholders."

               (b) The Closing Date shall be on such day (other than a Saturday or Sunday) on which commercial banks in New York City are generally open (a "Business Day") as may be selected by the Optionee (the "Closing Date") in said notice but no later than the Expiration Date). Said notice shall specify the number of shares of Common Stock which the Optionee intends to purchase from the Grantor under this Option, the Closing Date, and a time between 10:00 a.m. and 2:00 p.m. on the Closing Date at which the Closing hereunder (the "Closing") is to occur and the place in the Borough of Manhattan in New York City where the Closing is to occur. The parties hereto may mutually agree to any other place, time and Closing Date for the Closing.

                                  Exhibit A-3

     5.   Deliveries at the Closing. At the Closing:

               (a) The Grantor shall deliver to the Optionee one or more stock certificates (with stock powers for the transfer thereof to the Optionee, with signature guaranteed by a national bank or trust company or by a member of the New York Stock Exchange, and with all necessary documentary transfer tax stamps affixed) representing the Shares being sold in accordance with the notice given under Section 3, free and clear of all mortgages, liens, charges and other encumbrances; and

               (b) The Optionee shall pay to the Grantor, by cash or check subject to collection, the full Exercise Price of the Shares being so transferred and sold by the Grantor to the Optionee.

     6. Dilution Protection. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall pay a dividend in capital stock on the outstanding shares of Common Stock of the Company, the Exercise Price in effect immediately prior to such subdivision or dividend shall be reduced proportionately and the number of Shares to be received by the Optionee on exercise of this Option shall be increased proportionately. Conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such subdivision shall be increased proportionately and the number of Shares to be received by the Optionee on exercise of this Option shall be decreased proportionately.

     If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or liquidation of the Company, shall be effected, then the Optionee shall have the right to purchase, upon the exercise of this Option, and receive (upon the basis and upon the terms and conditions specified in this Option and in lieu of the Shares immediately theretofore purchasable under this Option), such shares of stock, securities or assets as the Optionee would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger or liquidation, the Optionee had exercised this Option.

     7. Effect of Expiration of Option. If the Optionee does not exercise in full the right granted by this Option prior to the Expiration Date, this Option shall expire and terminate and the Grantor shall be free and clear from all remaining obligations under this Option.

     8. Miscellaneous.

          (a) Notices. All notices, requests, demands and other communications which are required to be or which may be given under this Option shall be in writing and shall be deemed to have been duly given when delivered in person, the scheduled Business Day of delivery if sent by Express Mail, Federal Express, other overnight delivery service or five Business Days after mailed if mailed by certified or registered first class mail return receipt requested, in any such case with delivery charges prepaid, to the party to whom the same is so

                                  Exhibit A-4
given or made, at the following addresses (or such other address as shall be provided by notice given in accordance with this Section 8(a) by the party whose address is to be changed):

                            If to the Grantor:

                                    Bernard Zimmerman & Company, Inc.
                                    c/o Bernard Zimmerman
                                    18 High Meadow Road
                                    Weston, Connecticut 06883

                            If to the Optionee:

                                    Berman Industries, Inc.
                                    c/o Palisade Investors LLC
                                    1 Bridge Plaza
                                    Fort Lee, New Jersey 07024
                                    Attention: Steven E. Berman

          (b) Amendments. This Option and any term hereof may not be amended, changed, waived, discharged or terminated except by an instrument in writing signed by both of the parties hereto.

          (c) Waivers. The failure of a party to insist upon strict adherence to any term or provision of this Option on any occasion shall not be considered a waiver, or deprive the party of the right thereafter to insist upon strict adherence to that term or provision or any other term or provision of this Option. Any waiver must be in writing and be duly executed by the party to be charged.

          (d) Assignment. This Option may not be assigned by any party hereto without the prior written consent of the other party, except that the Optionee may assign its rights hereunder to members of the "immediate family" (as that term is defined in Instruction 2 to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) of Martin L. Berman, and trusts exclusively for the benefit of such persons; provided, however, that this Option must be exercised by all such assignees and persons entitled to benefits hereunder pursuant to Section 8(e) on one occasion only at the same time in accordance with the terms of this Option.

          (e) Binding Effect. This Option shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and the successors, heirs, estate, personal representatives of permitted assigns.

          (f) Governing Law. This Option shall be governed and interpreted in accordance with the laws of the state of Delaware, without regard to the conflict of laws principles thereof that would defer to the laws of another jurisdiction or the actual domiciles of the parties hereto.

                                  Exhibit A-5

          (g) Counterparts. This Option may be executed in two or more counterparts and each party hereto on a separate counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) Headings. The headings in this Option are for purposes of reference only and shall not be considered in construing this Option.

          (i) Entire Agreement. This Option contains the entire understanding of the parties hereto, and supersedes all prior discussions and understandings of the parties hereto, respecting the subject matter hereof.

          (j) Severability. If any provision of this Option or the application of any provision to any person or circumstance shall be held invalid, the remainder of this Option, or the application of that provision to persons or circumstances other than those which it is held invalid, shall not be affected thereby.

     IN WITNESS WHEREOF, the parties have executed and delivered this Option.

                                   BERNARD ZIMMERMAN & COMPANY, INC.



                                   By:
                                       -----------------------------------------
                                       Bernard Zimmerman, President



                                   BERMAN INDUSTRIES, INC.


                                   By:
                                       -----------------------------------------
                                       Steven E. Berman, Vice President


                                  Exhibit A-6

                                    EXHIBIT B

                              List of Subsidiaries

Gomar Inc.
Enviro-Spray Systems Inc.
Themaljet Ltd.
Grow Food Processing Corp.



                                  Exhibit B-1

                                    EXHIBIT C

                        Definition of Accredited Investor

     An "Accredited Investor" is any of the following:

          (a) a bank as defined in Section 3(a)(2) of the Federal Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Federal Act, whether acting in its individual or fiduciary capacity, a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended, an insurance company as defined in Section 2(13) of the Federal Act, an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or a business development company as defined in Section 2(48) of that act, or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

          (b) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and such plan has total assets in excess of $5,000,000.

          (c) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and either

               (i) the decision to acquire LP Interests has been made by a plan fiduciary, as defined in Section 3(21) of ERISA, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser,

               (ii) the employee benefit plan has total assets in excess of $5,000,000, or

               (iii) if the employee benefit plan is a self-directed plan, investment decisions are made solely by persons that are "accredited investors."

          (d) a private business development company as defined in Section 202(a)(22) of the Investment Company Act.

          (e) any of the following: (i) a tax-exempt organization described in
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"),
(ii) a corporation, (iii) a Massachusetts or similar business trust or (iv) a partnership, in any such case, which was not formed for the specific purpose of acquiring shares pursuant to this Agreement and which has total assets in excess of $5,000,000.

          (f) a director or executive officer of the Company.

          (g) a natural person whose individual net worth, or joint net worth with the Investor's spouse, exceeds $1,000,000 on the date hereof.

                                  Exhibit C-1

          (h) a natural person whose individual income for each of the two most recent years is in excess of $200,000, or whose joint income with the Investor's spouse was in excess of $300,000 for each of the two most recent years, and, in either case, the Investor has a reasonable expectation of reaching the same income level in the current year.

          (i) a trust with total assets in excess of $5,000,000 which was not formed for the specific purpose of acquiring shares pursuant to this Agreement, and the decision to purchase shares pursuant to this Agreement is directed by a "sophisticated person" as defined in Rule 506(b)(2)(ii) under Regulation D.

          (j) is an entity in which all of the equity owners are accredited investors.



                                  Exhibit C-2